EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration
Statement No. 333-79705 of Exactech, Inc. on Form S-3 of our report dated February 4, 2000, appearing in this Annual Report on Form 10-K of Exactech, Inc. for the year ended December 31, 1999.

/s/ Deloitte & Touche
Jacksonville, Florida
November 8, 2000